April 1994



Dear Oppenheimer Pennsylvania Tax-Exempt Fund Class A Shareholder:

     We have scheduled a shareholder meeting on May 25, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement are enclosed with this letter.

     Your vote is very important, because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider the issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to re-mail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

     -- Change in Certain Fundamental Investment Policies. The fundamental investment policies described in the prospectus determine the types of securities which may be purchased and any limitations on securities that may be held by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest up to 25% of its assets in below-investment-grade securities. These investments would be made when analysis indicates these securities are attractive.

     As demonstrated last year, when higher-grade municipal securities underperformed, the ability to diversify holdings can be critical to long-term success and to managing short-term volatility. The Fund's investment adviser firmly believes the ability to diversify some of the Fund's assets in lower-rated municipal securities may help protect your investment against volatility, as well as potentially add to your investment return over time.



     -- Elimination of Policy Restrictions Required Under Prior Law. You are being asked to approve the elimination of several restrictions on managing the Fund which were required under prior Pennsylvania law. Additional information is included in the proxy statement.

     Please contact your financial advisor or call us at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                    Sincerely,

                                    /s/ Jon S. Fossel

                                    April 1994



Dear Oppenheimer Pennsylvania Tax-Exempt Fund Class B Shareholder:

     We have scheduled a shareholder meeting on May 25, 1995 for you to decide upon some important proposals for the Fund. Your ballot card and a detailed statement of the issues are enclosed with this letter.

     Your vote is very important, because these decisions will affect your investment, and it's your chance to help shape the policies of the Fund. So we urge you to consider these issues carefully and to make your vote count.

How do you vote?

     To vote, simply complete the ballot by marking your choices and return it in the postage-paid envelope provided. Remember, it can be expensive for the Fund -- and ultimately for you as a shareholder -- to re-mail ballots if not enough responses are received to conduct the meeting.

What are the issues?

     After consideration, the Board of Trustees, which represents your interests in the day-to-day management of the Fund, recommends approval of the following items:

     -- Change in Certain Fundamental Investment Policies. The fundamental investment policies described in the prospectus determine the types of securities which may be purchased by the Fund.

     In the wake of last year's turbulent marketplace, the Fund's investment adviser requests your approval to amend some of these investment limitations to allow the portfolio manager more flexibility to diversify the Fund's holdings. Specifically, the investment adviser recommends that the Fund have the capacity to invest up to 25% of its assets in below-investment-grade securities. These investments would be made when analysis indicates these securities are attractive.

     As demonstrated last year, when higher-grade municipal securities underperformed, the ability to diversify holdings can be critical to long-term success and to managing short-term volatility. The investment adviser firmly believes that the ability to diversify some of the Fund's assets in lower-rated municipal securities may help protect your investment against volatility, as well as potentially add to your investment return over time.

     -- New 12b-1 Plan for Class B Shares. Currently, the Fund's distributor is reimbursed for a portion of its expenses by demonstrating actual distribution costs. Your approval is requested to change the way the distributor is paid so that it is compensated with a flat fee (as a percentage of net assets) for its distribution efforts at the same rate as the current plan. This is a common type of plan in the mutual fund industry and is not expected to materially increase fund expenses under normal circumstances. Any distribution costs in excess of that rate will be the responsibility of the distributor.

- --    Elimination of Policy Restrictions Required Under Prior Law.  You
     are being asked to approve the elimination of several restrictions on managing the Fund which were required under prior Pennsylvania law. Additional information is included in the proxy statement.

     Please contact your financial advisor or call us at 1-800-525-7048 if you have any questions.

     As always, we appreciate your confidence in OppenheimerFunds and thank you for allowing us to manage a portion of your investment assets.

                                    Sincerely,

                                    /s/ Jon S. Fossel

OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND

Two World Trade Center, New York, New York 10048-0203

Notice Of Meeting Of Shareholders To Be Held

May 25, 1995

To The Class A & Class B Shareholders of
Oppenheimer Pennsylvania Tax-Exempt Fund

Notice is hereby given that a Meeting of the Class A and Class B Shareholders of Oppenheimer Pennsylvania Tax-Exempt Fund (the "Fund") will be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on May 25, 1995, or any adjournments thereof, for the following purposes:

To be voted on by holders of:
Class A Shares Class B Shares

     X              X          (a) To approve changes in the Fund's
                               fundamental investment policies on
                               investing in investment grade and unrated bonds (Proposal No. 1);

     X              X          (b)  To approve changes in the Fund's
                               fundamental investment policies imposed
                               under prior Pennsylvania law (Proposal
                               No. 2);

                    X          (c) To approve the Fund's Class B
                               12b-1 Distribution and Service Plan
                               (Proposal No. 3); and

     X              X          (d) To transact such other business as
                               may properly come before the meeting, or any adjournments thereof.

Shareholders of record at the close of business on March 24, 1995, are entitled to vote at the meeting. The Proposals are more fully discussed in the Proxy Statement. Please read it carefully before telling us, through your proxy or in person, how you wish your shares to be voted. The Board of Trustees of the Fund recommends a vote in favor of each Proposal. WE URGE YOU TO MARK, SIGN, DATE AND MAIL THE ENCLOSED PROXY PROMPTLY.

By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
April 13, 1995

Shareholders who do not expect to attend the Meeting are asked to indicate voting instructions on the enclosed proxy and to date, sign and return it in the accompanying postage-paid envelope. To avoid unnecessary duplicate mailings, we ask your cooperation in promptly mailing your proxy no matter how large or small your holdings may be.

OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND
Two World Trade Center, New York, New York 10048-0203

PROXY STATEMENT

Meeting of Shareholders
To Be Held May 25, 1995

This statement is furnished to the Class A and Class B shareholders of Oppenheimer Pennsylvania Tax-Exempt Fund (the "Fund") in connection with the solicitation by the Fund's Board of Trustees of proxies to be used at a meeting (the "Meeting") of shareholders to be held at 3410 South Galena Street, Denver, Colorado, 80231, at 10:00 A.M., Denver time, on May 25, 1995, or any adjournments thereof. It is expected that the mailing of this Proxy Statement will be made on or about April 13, 1995. For a free copy of the annual report covering the operations of the Fund for the fiscal year ended December 31, 1994, call Oppenheimer Shareholder Services, the Fund's transfer agent, at 1-800-525-7048.

The enclosed proxy, if properly executed and returned, will be voted (or counted as an abstention or withheld from voting) in accordance with the choices specified thereon, and will be included in determining whether there is a quorum to conduct the meeting. The proxy will be voted in favor of the nominees for Trustee named in this Proxy Statement unless a choice is indicated to withhold authority to vote for all listed nominees or any individual nominee. The proxy will be voted in favor of each Proposal unless a choice is indicated to vote against or to abstain from voting on that Proposal. Shares owned of record by broker-dealers for the benefit of their customers ("street account shares") will be voted by the broker-dealer based on instructions received from its customers. If no instructions are received, the broker-dealer may (if permitted under applicable stock exchange rules) as record holder vote such shares for the election of Trustees and on the Proposals in the same proportion as that broker-dealer votes street account shares for which voting instructions were received in time to be voted.

If a shareholder executes and returns a proxy but fails to indicate how the votes should be cast, the proxy will be voted in favor of the election of each of the nominees named herein for Trustee and in favor of each Proposal.

The proxy may be revoked at any time prior to the voting by: (1) writing to the Secretary of the Fund at Two World Trade Center, New York, New York, 10048-0203; (2) attending the meeting and voting in person; or (3) signing and returning a new proxy (if returned and received in time to be voted).

The cost of printing and distributing these proxy materials is an expense of the Fund. In addition to the solicitation of proxies by mail, proxies may be solicited by officers or employees of the Fund's transfer agent, personally or by telephone; any expenses so incurred will also be borne by the Fund. Brokers, banks and other fiduciaries may be required to forward soliciting material to their principals and to obtain authorization for the execution of proxies. For those services they will be reimbursed by the Fund for their out-of-pocket expenses.

Shares Outstanding and Entitled to Vote. The Fund is a series of Oppenheimer Multi-State Tax-Exempt Trust (the "Trust"). Since the proposals described in this Proxy Statement affect the Fund alone, only its shares are eligible to vote at the Meeting. As of March 24, 1995, the record date, there were 6,459,914.746 shares of the Fund issued and outstanding, consisting of 5,514,151.043 Class A shares and 945,763.703 Class B shares. Each Class A and Class B share of the Fund has voting rights as stated in this Proxy Statement and is entitled to one vote for each share (and a fractional vote for a fractional share) held of record at the close of business on the record date. As of the record date, no person owned of record or was known by the management of the Fund to be the beneficial owner of 5% or more of the outstanding shares of either class of the Fund's shares.

APPROVAL OF CHANGES TO THE FUND'S FUNDAMENTAL
INVESTMENT POLICIES WITH RESPECT TO INVESTMENT
IN NON-INVESTMENT GRADE MUNICIPAL SECURITIES
(Proposal No. 1)

The Fund currently has certain investment policies with respect to its investment in municipal securities, the interest on which is not subject to Federal individual income tax ("Municipal Securities"). These investment policies have been designated as "fundamental" policies, which are policies that may not be changed without the requisite shareholder approval as described below.

As a matter of fundamental investment policy, the Fund is permitted to invest only in Municipal Securities within the four highest rating categories of Moody's Investors Service, Inc. ("Moody's"), Standard & Poor's Corporation ("S&P"), Fitch Investors Service, Inc. ("Fitch") or, if unrated, judged by the Fund's investment adviser to be of comparable quality to Municipal Securities rated within such grades. Such ratings are known as "investment grade" ratings. Investments in the lowest investment grade rating category and in unrated Municipal Securities judged by the Fund's investment adviser to be of comparable investment quality to that category may not exceed 25% of the Fund's total assets. In addition, investments in unrated Municipal Securities may not exceed 25% of the Fund's total assets.

If this Proposal is approved, the requirements to invest only in investment grade Municipal Securities and the limitations described above on investment in the lowest investment grade rating category and in unrated Municipal Securities would be eliminated as fundamental policies. It is the intention of the Fund's Board of Trustees to adopt a non-fundamental investment policy limiting investments in non-investment grade Municipal Securities, including unrated Municipal Securities not judged by the Fund's investment adviser to be of comparable investment quality to investment grade Municipal Securities ("Non-Investment Grade Municipal Securities"), to 25% of the Fund's total assets. This limitation is being adopted as a non-fundamental policy so that the Fund's Board of Trustees may further revise it at some future date without securing shareholder approval and without subjecting the Fund to the expense of holding a shareholder meeting to obtain such approval.

This Proposal would permit the Fund to invest in Non-Investment Grade Municipal Securities and increase its investment in unrated Municipal Securities, when consistent with the Fund's investment objective of seeking the maximum tax-exempt current income that is consistent with preservation of capital. The reason for the proposed change is that a portfolio made up entirely of investment grade Municipal Securities is generally very sensitive to changes in interest rates, and therefore the Fund's net asset value is presently susceptible to declines in a rising interest rate environment. Allowing the Fund's portfolio managers to vary the creditworthiness standard of the Fund's portfolio will permit them to attempt to decrease the sensitivity of that portfolio to interest rate changes. In addition, the Fund's investment adviser believes that, from time to time, investment opportunities exist in Non-Investment Grade Municipal Securities in which the Fund should be able to participate. The Fund should continue to be able to invest in Municipal Securities which are deemed creditworthy but are unrated because of the issuer's unwillingness to incur the expense of obtaining a credit rating.

Although the yield in Non-Investment Grade Municipal Securities tends to be higher than that of higher grade Municipal Securities, and the potential for higher long-term returns increases if such investments are made, there is an increased credit risk that issuers of Non-Investment Grade Municipal Securities may not make interest or principal payments as they become due. The Fund's portfolio managers intend to continue to consider issuer creditworthiness, among other factors, in selecting individual Municipal Securities and in determining from time to time whether a portion (but under the proposed non-fundamental limits, not more than 25%) of the Fund's portfolio should be invested in Non-Investment Grade Municipal Securities and whether a portion of the Fund's portfolio should be invested in unrated Municipal Securities.

At a meeting of the Fund's Board of Trustees held on March 16, 1995, the Manager presented to the Fund's Board of Trustees the issue of eliminating the fundamental restrictions outlined above, so that the Board would have the flexibility to approve further revisions, and the advantages and risks of allowing the Fund's investment adviser flexibility to invest up to 25% of the Fund's portfolio in Non-Investment Grade Municipal Securities, in response to market, economic and other conditions. The Trustees approved and recommended, subject to shareholder approval, the change in fundamental investment policies described in this Proposal. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" (as defined in the Investment Company Act) of all outstanding Class A and Class B voting securities of the Fund is required to change a Fundamental investment policy; the classes do not vote separately.
Such "majority" vote is defined in the Investment Company Act as the vote of the holders of the lesser of: (1) 67% or more of the voting securities present or represented by proxy at the shareholders meeting, if the holders of more than 50% of the outstanding voting securities are present or represented by proxy, or (ii) more than 50% of the outstanding voting securities. If this Proposal is not approved, the above-described fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.

APPROVAL OF CHANGES IN THE FUND'S FUNDAMENTAL POLICIES
IMPOSED UNDER PRIOR PENNSYLVANIA LAW
(Proposal No. 2)

Under prior Pennsylvania law, the Fund was required to adopt certain investment restrictions in order for the fund's distributions to be exempt from Pennsylvania personal income taxes and, in the case of residents of Philadelphia, the investment income tax of the school district of Philadelphia. In order for the Fund to comply with this and other Pennsylvania law requirements previously in effect, the investment policies of the Fund include, as a fundamental policy, that the Fund will invest in securities to earn income but not trade for profits. Furthermore, the Fund will not vary its portfolio investments except to: (i) eliminate unsafe investments and investments not consistent with the preservation of the Fund's capital or the tax status of the Fund's investments; (ii) honor redemption orders, meet anticipated redemption requirements and negate gains from discount purchases; (iii) reinvest the earnings from securities in like securities; or (iv) defray normal administrative expenses.

The Pennsylvania laws which require such investment restrictions have since been repealed. Therefore, the Fund's fundamental policies are more restrictive than necessary under current Pennsylvania law in order for the Fund to pay dividends which are exempt from Pennsylvania personal income tax and the investment income tax of the school district of Philadelphia. The effects of these fundamental investment policies may cause the Fund to have less flexibility than other mutual funds in responding to changes in market conditions, interest rates or new investment opportunities.

At a meeting of the Fund's Board of Trustees held on March 16, 1995, the Trustees approved and recommended, subject to shareholder approval, the elimination of those fundamental investment policies which were put in place under prior Pennsylvania law. Approval of this Proposal will allow the manager the flexibility to respond to changes in market conditions, interest rates or new investment opportunities, without affecting the ability of the Fund to pay distributions which are exempt from Pennsylvania personal income tax and the investment income tax of the school district of Philadelphia. If approved, the effective date of this Proposal can be delayed by the Fund until the Fund's Prospectus is updated to reflect this change.

Vote Required. An affirmative vote of the holders of a "majority" of all outstanding Class A and Class B voting securities of the Fund is required to change a fundamental investment policy; the classes do not vote separately. Requirements for such "majority" vote are the same as those described above for Proposal No. 1. If this Proposal is not approved, the above-described fundamental investment policies will not change. The Board of Trustees recommends a vote in favor of approving this Proposal.

APPROVAL OF THE FUND'S CLASS B 12b-1 DISTRIBUTION
AND SERVICE PLAN AND AGREEMENT
(Proposal No. 3)

NOTE: This Proposal applies to Class B Shareholders only.

Class B shares were first offered to the public on May 1, 1993. At that time, the Fund had adopted a Distribution Plan and Agreement for Class B shares pursuant to Rule 12b-1 of the Investment Company Act.
In June of 1993, the Fund's Board of Trustees, including a majority of the Trustees who are not "interested persons" (as defined in the Investment Company Act) of the Fund and who have no direct or indirect financial interest in the operation of the Fund's current 12b-1 plans or in any related agreements ("Independent Trustees"), approved amendments to that plan to recharacterize it as a distribution and service plan and agreement in conformity with the National Association of Securities Dealers, Inc. ("NASD") Rule which permits the Fund to pay up to 0.25% of its average annual net assets as a service fee and up to 0.75% of its average annual assets as an asset-based sales charge. In February of 1994, that Distribution and Service Plan was further amended by the Fund's Board of Trustees to eliminate a provision which had required the Fund to continue to make payments to the Distributor after a termination of the Distribution and Service Plan.

At a meeting of the Fund's Board of Trustees held March 16, 1995, the Manager proposed the adoption of a new Distribution and Service Plan and Agreement (the "Distribution and Service Plan") which is recharacterized as a "compensation type plan" instead of a "reimbursement type plan." The Fund's Board of Trustees, including a majority of the Independent Trustees, approved the new amendments to the Fund's Distribution and Service Plan, and determined to recommend the Distribution and Service Plan and Agreement for approval by the shareholders. A copy of the new Distribution and Service Plan is attached as Exhibit A to this proxy statement.

Description of the Distribution and Service Plan. Under the Distribution and Service Plan, the Fund compensates the Distributor for its services in connection with the distribution of Class B Shares and the personal service and maintenance of accounts that hold Class B shares. The Fund pays the Distributor an asset-based sales charge of 0.75% per annum on Class B shares outstanding for six years or less, and also pays the Distributor a service fee of 0.15% (which may be increased under the Plan to 0.25%) per annum, each of which is computed on the average annual net assets of Class B shares of the Fund.

The Distribution and Service Plan provides for payments for two different distribution-related functions. The Distributor pays certain brokers dealers, banks or other institutions ("Recipients") a service fee of 0.15% for personal services to Class B shareholders and maintenance of shareholder accounts by those Recipients. The services rendered by Recipients in connection with personal services and the maintenance of Class B shareholder accounts may include but shall not be limited to, the following: answering routine inquiries from the Recipient's customers concerning the Fund, providing such customers with information on their investment in shares, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund, making the Fund's investment plans and dividend payment options available, and providing such other information and customer liaison services and the maintenance of accounts as the Distributor or the Fund may reasonably request. The Distributor is permitted under the Distribution and Service Plan to retain service fee payments to compensate it for rendering such services.

Service fee payments by the Distributor to Recipients are currently made (i) in advance for the first year Class B shares are outstanding, following the purchase of shares, in an amount equal to 0.15% of the net asset value of the shares purchased by the Recipient or its customers and (ii) thereafter, on a quarterly basis, computed as of the close of business each day at an annual rate of 0.15% of the net asset value of Class B shares held in accounts of the Recipient or its customers. In the event Class B shares are redeemed less than one year after the date such shares were sold, the Recipient is obligated to repay to the Distributor on demand a pro rata portion of such advance service fee payments, based on the ratio of the remaining period to one year.

The Distribution and Service Plan also provides that the Fund will pay the Distributor on a monthly basis an asset-based sales charge at an annual rate of 0.75% of the net asset value of Class B shares outstanding to compensate it for other services in connection with the distribution of the Fund's Class B shares. The distribution assistance and administrative support services rendered by the Distributor in connection with the sales of Class B shares may include: (i) paying sales commissions to any broker, dealer, bank or other institution that sells the Fund's Class B shares, (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Class B shares by Recipients, and (iii) paying or reimbursing the Distributor for interest and other borrowing costs incurred on any unreimbursed expenses carried forward to subsequent fiscal quarters. The other distribution assistance in connection with the sale of Class B shares rendered by the Distributor and Recipients include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current Class B shareholders, processing Class B share purchase and redemption transactions and providing such other information in connection with the distribution of Class B shares as the Distributor or the Fund may reasonably request.

The Distributor currently pays sales commissions from its own resources to Recipients at the time of sale equal to 3.85% of the purchase price of Fund shares sold by such Recipient, and advances the first year service fee of 0.15%. Asset-based sales charge payments are designed to permit an investor to purchase shares of the Fund without the assessment of a front-end sales load and at the same time permit the Distributor to compensate Recipients in connection with the sale of shares of the Fund. The Distributor and the Fund anticipate that it will take a number of years for the Distributor to recoup the sales commissions paid to Recipients and other distribution-related expenses, from the Fund's payments to the Distributor under the Distribution and Service Plan, and from the contingent deferred sales charge deducted from redemption proceeds for Class B shares redeemed within six years of their purchase, as described in the Fund's prospectus.

The Distribution and Service Plan contains a provision which provides that the Board may allow the Fund to continue payments to the Distributor for Class B shares sold prior to termination of the Distribution and Service Plan. Pursuant to this provision, payment of the asset-based sales charge of up to 0.75% per annum could be continued by the Board after termination.

The Distribution and Service Plan has the effect of increasing annual expenses of Class B shares of the Fund by up to 1.00% (currently 0.90%) of the class's average annual net assets from what those expenses would otherwise be. Payments by the Fund to the Distributor under the current Class B Plan for the fiscal year ended December 31, 1994 were $65,901 (0.90% of the Fund's net assets represented by Class B shares during that period), of which the Distributor paid $385 to an affiliate of the Distributor and retained $63,420 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs; the balance was paid to Recipients not affiliated with the Distributor. No Recipient received 10% or more of such payments by the Fund in that period.

If the Class B shareholders approve this Proposal, the Distribution and Service Plan shall, unless terminated as described below, continue in effect until December 31, 1995 and from year to year thereafter only so long as such continuance is specifically approved, at least annually, by the Fund's Board of Trustees and its Independent Trustees by a vote cast in person at a meeting called for the purpose of voting on such continuance. The Distribution and Service Plan may be terminated at any time by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the Investment Company Act) of the Fund's outstanding Class B shares. The Distribution and Service Plan may not be amended to increase materially the amount of payments to be made without approval by Class B shareholders. All material amendments must be approved by a majority of the Independent Trustees.

Additional Information. The Distribution and Service Plan provides that while it is in effect, the selection and nomination of those Trustees of the Fund who are not "interested persons" of the Fund is committed to the discretion of the Independent Trustees. This does not prevent the involvement of others in such selection and nomination if the final decision on any such selection or nomination is approved by a majority of the Independent Trustees.

Under the Distribution and Service Plan, no payment for service fees will be made to any Recipient in any quarter if the aggregate net asset value of all Fund shares held by the Recipient for itself and its customers does not exceed a minimum amount, if any, that may be determined from time to time by a majority of the Independent Trustees. Initially, the Board of Trustees has set no minimum amount. The Distribution and Service Plan permits the Distributor and the Manager to make additional distribution payments to Recipients from their own resources (including profits from management fees) at no cost to the Fund. The Distributor and the Manager may, in their sole discretion, increase or decrease the amount of distribution assistance payments they make to Recipients from their own assets.

Analysis of the Distribution and Service Plan by the Board of Trustees. In considering whether to recommend the Distribution and Service Plan for approval, the Board requested and evaluated information it deemed necessary to make an informed determination. The Board found that there is a reasonable likelihood that the Distribution and Service Plan benefits the Fund and its Class B shareholders by providing financial incentives to financial intermediaries to attract new Class B shareholders to the Fund and by assisting the efforts of the Fund and the Distributor to service and retain existing shareholders and attract new investors. The Distribution and Service Plan enables the Fund to be competitive with similar funds, including funds that impose sales charges, provide financial incentives to institutions that direct investors to such funds, and provide shareholder servicing and administrative services.

The Board also focused on the two principal differences in the Distribution and Service Plan and its predecessor. First, the proposed plan provides for compensating the Distributor for its distribution efforts rather than reimbursing it for its costs. It is possible for the Fund's Class B 12b-1 payments to be increased or the period during which payments to the Distributor are made extended when such payments are not limited by the Distributor's expenses (including past expenses which were not previously reimbursed, and which were, therefore, carried forward with interest) as under the existing reimbursement-type plan. However, under normal circumstances this is unlikely.
Therefore, adoption of this Proposal is not expected to materially increase the Fund's expenses under normal circumstances. Under the existing and proposed Distribution and Service Plans, payments will remain subject to limits imposed on asset-based sales charges by the NASD. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum for up to six years.

A second difference in the Distribution and Service Plan over its predecessor is that the current Plan expressly provides that distribution and administrative support services may be rendered in connection with Class B shares acquired either in exchange for other OppenheimerFund shares or by reorganization with another fund. The Board formulated the terms of the new plan to assure that the Board has the flexibility to approve reorganizations among funds without concern that the transaction would affect payments to the Distributor for its distribution efforts. The Board also noted that investors who purchase Class B shares of the Fund reasonably expect that they will be paying an asset-based sales charge of 0.75% per annum for up to six years despite any increase in Fund assets as a result of share exchanges or the occurrence of reorganizations to which their Fund is a party.

The Board concluded that it is likely that because the Distribution and Service Plan provides an alternative means for investors to acquire Fund shares without paying an initial sales charge, it will benefit Class B shareholders of the Fund by enabling the Fund to maintain or increase its present asset base in the face of competition from a variety of financial products. The Trustees recognized that payments made pursuant to the Distribution and Service Plan would likely be offset in part by economies of scale associated with the growth of the Fund's assets. With larger assets, the Class B shareholders should benefit as the Distribution and Service Plan should help maintain Fund assets at the lower investment advisory fee rate that is currently in effect. Costs of shareholder administration and transfer agency operations will be spread among a larger number of shareholders as the Fund grows larger, thereby reducing the Fund's expense ratio. The Manager has advised the Trustees that investing larger amounts of money is made more readily, more efficiently, and at lesser cost to the Fund. The Board found that a positive flow of new investment money is desirable primarily to offset the potentially adverse effects that might result from a pattern of net redemptions. Net cash outflow increases the likelihood that the Fund will have to dispose of portfolio securities for other than investment purposes. Net cash inflow minimizes the need to sell securities to meet redemptions when investment considerations would dictate otherwise, reduces daily liquidity requirements, and may assist in a prompt restructuring of the portfolio without the need to dispose of present holdings.

Stimulation of distribution of mutual fund shares and providing for shareholder services and account maintenance services by payments to a mutual fund's distributor and to brokers, dealers, banks and other financial institutions has become common in the mutual fund industry. Competition among brokers and dealers for these types of payments has intensified. The Trustees concluded that promotion, sale and servicing of mutual fund shares and shareholders through various brokers, dealers, banks and other financial institutions is a successful way of distributing shares of a mutual fund. The Trustees concluded that without an effective means of selling and distributing Fund shares and servicing shareholders and providing account maintenance, expenses may remain higher on a per share basis than those of some competing funds. By providing an alternative means of acquiring Fund shares, the Distribution and Service Plan proposed for shareholder approval is designed to stimulate sales by and services from many types of financial institutions.

The Trustees recognize that the Manager will benefit from the Distribution and Service Plan through larger investment advisory fees resulting from an increase in Fund assets, since its fees are based upon a percentage of net assets of the Fund. The Board, including each of the Independent Trustees, determined that the Distribution and Service Plan is in the best interests of the Fund, and that its continuation has a reasonable likelihood of benefiting the Fund and its Class B shareholders. In its annual review of the Distribution and Service Plan, the Board will consider the continued appropriateness of the Distribution and Service Plan, including the level of payments provided for therein.

Vote Required. Pursuant to Rule 12b-1 under the Investment Company Act, an affirmative vote of the holders of a "majority" of the Fund's Class B voting securities is required for approval of the Distribution and Service Plan. The requirements for such "majority" vote under the Investment Company Act are as described in Proposal No. 1. A vote in favor of this Proposal shall be deemed a vote to approve the prior Plans and the Distribution and Service Plan. The Board of Trustees recommends a vote in favor of approving this Proposal.


ADDITIONAL INFORMATION

The Manager and the Distributor. Subject to the authority of the Board of Trustees, the Manager is responsible for the day-to-day management of the Fund's business, pursuant to its investment advisory agreement with the Fund. Oppenheimer Funds Distributor, Inc., a wholly-owned subsidiary of the Manager, is the general distributor of the Fund's shares. The address of the Manager and the Distributor is Two World Trade Center, New York, New York 10048-0203.

The Manager (including a subsidiary) currently manages investment companies, including other OppenheimerFunds, with assets of more than $29 billion as of December 31, 1994, and with more than 2.4 million shareholder accounts. The Manager is a wholly-owned subsidiary of Oppenheimer Acquisition Corp. ("OAC"), a holding company controlled by Massachusetts Mutual Life Insurance Company ("MassMutual"). MassMutual is located at 1295 State Street, Springfield, Massachusetts 01111. OAC acquired the Manager on October 22, 1990. As indicated below, the common stock of OAC is owned by (i) certain officers and/or directors of the Manager, (ii) MassMutual and (iii) another investor. No institution or person holds 5% or more of OAC's outstanding common stock except MassMutual. MassMutual has engaged in the life insurance business since 1851. It is the nation's twelfth largest life insurance company by assets and has an A.M. Best Co. rating of "A++".

The common stock of OAC is divided into three classes. At December 31, 1994, MassMutual held (i) all of the 2,160,000 shares of Class A voting stock, (ii) 422,023 shares of Class B voting stock, and (iii) 937,403 shares of Class C non-voting stock. This collectively represented 80.2% of the outstanding common stock and 86.5% of the voting power of OAC as of that date. Certain officers and/or directors of the Manager held
(i) 706,286 shares of the Class B voting stock, representing 16.1% of the outstanding common stock and 10.9% of the voting power, and (ii) options acquired without cash payment which, when they become exercisable, allow the holders to purchase up to 744,282 shares of Class C non-voting stock. That group includes persons who serve as officers of the Fund and two of whom (Messrs. Donald W. Spiro and Robert G. Galli) serve as Trustees of the Fund. Holders of OAC Class B and Class C common stock may put (sell) their shares and vested options to OAC or MassMutual at a formula price (based on earnings of the Manager). MassMutual may exercise call (purchase) options on all outstanding shares of both such classes of common stock and vested options at the same formula price, according to a schedule that will commence on September 30, 1995. Since October 1, 1993, the only transactions by persons who serve as Trustees of the Fund in excess of 1% of the outstanding shares of common stock or options of OAC were by Mr. Galli, who surrendered to OAC 45,445 stock appreciation rights issued in tandem with the Class C OAC options for $2,821,736, and by Mr. Spiro, who sold 50,000 shares of Class B OAC common stock to MassMutual for $3,740,000, for cash payments by OAC or MassMutual to be made as follows: one-third of the amount due (i) within 30 days of the transaction, (ii) by the first anniversary following the transaction (with interest), and (iii) by the second anniversary following the transaction (with interest).


RECEIPT OF SHAREHOLDER PROPOSALS

The Fund is not required to hold shareholder meetings on a regular basis. Special meetings of shareholders may be called from time to time by either the Fund or the Shareholders (under special conditions described in the Fund's Statement of Additional Information). Under the proxy rules of the Securities and Exchange Commission, shareholder proposals which meet certain conditions may be included in the Fund's proxy statement and proxy for a particular meeting. Those rules require that for future meetings the shareholder must be a record or beneficial owner of Fund shares with a value of at least $1,000 at the time the proposal is submitted and for one year prior thereto, and must continue to own such shares through the date on which the meeting is held. Another requirement relates to the timely receipt by the Fund of any such proposal. Under those rules, a proposal submitted for inclusion in the Fund's proxy material for the next meeting after the meeting to which this proxy statement relates must be received by the Fund a reasonable time before the solicitation is made. The fact that the Fund receives a proposal from a qualified shareholder in a timely manner does not ensure its inclusion in the proxy material, since there are other requirements under the proxy rules for such inclusion.


OTHER BUSINESS

Management of the Fund knows of no business other than the matters specified above that will be presented at the Meeting. Since matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment or adjournments thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy to vote the proxy in accordance with their judgment on such matters.


By Order of the Board of Trustees,


Andrew J. Donohue, Secretary
April 13, 1995

                                                            Exhibit A

DISTRIBUTION AND SERVICE PLAN AND AGREEMENT

WITH

OPPENHEIMER FUNDS DISTRIBUTOR, INC.

FOR CLASS B SHARES OF

OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND


DISTRIBUTION AND SERVICE PLAN AND AGREEMENT (the "Plan") dated the 26th day of May, 1995, by and between OPPENHEIMER MULTI-STATE TAX-EXEMPT TRUST (the "Trust") on behalf of OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND (the "Fund") and OPPENHEIMER FUNDS DISTRIBUTOR, INC. (the
"Distributor").

1. The Plan. This Plan is the Fund's written distribution and service plan for Class B shares of the Fund (the "Shares"), contemplated by Rule 12b-1 (the "Rule") under the Investment Company Act of 1940 (the "1940 Act"), pursuant to which the Fund will compensate the Distributor for its services in connection with the distribution of Shares, and the personal service and maintenance of shareholder accounts that hold Shares ("Accounts"). The Trust may act as distributor of securities of which it is the issuer, pursuant to the Rule, according to the terms of this Plan. The Distributor is authorized under the Plan to pay "Recipients," as hereinafter defined, for rendering (1) distribution assistance in connection with the sale of Shares and/or (2) administrative support services with respect to Accounts. Such Recipients are intended to have certain rights as third-party beneficiaries under this Plan. The terms and provisions of this Plan shall be interpreted and defined in a manner consistent with the provisions and definitions contained in (i) the 1940 Act, (ii) the Rule, (iii) Article III, Section 26, of the Rules of Fair Practice of the National Association of Securities Dealers, Inc., or its successor (the "NASD Rules of Fair Practice") and (iv) any conditions pertaining either to distribution-related expenses or to a plan of distribution, to which the Fund is subject under any order on which the Fund relies, issued at any time by the Securities and Exchange Commission.

2. Definitions. As used in this Plan, the following terms shall have the following meanings:

   (a) "Recipient" shall mean any broker, dealer, bank or other institution which: (i) has rendered assistance (whether direct, administrative or both) in the distribution of Shares or has provided administrative support services with respect to Shares held by Customers (defined below) of the Recipient; (ii) shall furnish the Distributor (on behalf of the Fund) with such information as the Distributor shall reasonably request to answer such questions as may arise concerning the sale of Shares; and (iii) has been selected by the Distributor to receive payments under the Plan. Notwithstanding the foregoing, a majority of the Trust's Board of Trustees (the "Board") who are not "interested persons" (as defined in the 1940
   Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreements relating to this Plan (the "Independent Trustees") may remove any broker, dealer, bank or other institution as a Recipient, whereupon such entity's rights as a third-party beneficiary hereof shall terminate.

   (b) "Qualified Holdings" shall mean, as to any Recipient, all Shares owned beneficially or of record by: (i) such Recipient, or
   (ii) such customers, clients and/or accounts as to which such Recipient is a fiduciary or custodian or co-fiduciary or co-custodian (collectively, the "Customers"), but in no event shall any such Shares be deemed owned by more than one Recipient for purposes of this Plan. In the event that two entities would otherwise qualify as Recipients as to the same Shares, the Recipient which is the dealer of record on the Fund's books shall be deemed the Recipient as to such Shares for purposes of this Plan.

3.   Payments for Distribution Assistance and Administrative Support
Services.

   (a) The Trust will make payments to the Distributor, (i) within forty-five (45) days of the end of each calendar quarter, in the aggregate amount of 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of the Shares computed as of the close of each business day (the "Service Fee"), plus (ii) within ten (10) days of the end of each month, in the aggregate amount of 0.0625% (0.75% on an annual basis) of the average during the month of the aggregate net asset value of Shares computed as of the close of each business day (the "Asset-Based Sales Charge") outstanding for six years or less (the "Maximum Holding Period"). Such Service Fee payments received from the Trust will compensate the Distributor and Recipients for providing administrative support services of the type approved by the Board with respect to Accounts. Such Asset-Based Sales Charge payments received from the Fund will compensate the Distributor and Recipients for providing distribution assistance in connection with the sales of Shares.

     The administrative support services in connection with the Accounts to be rendered by Recipients may include, but shall not be limited to, the following: answering routine inquiries concerning the Fund, assisting in the establishment and maintenance of accounts or sub-accounts in the Fund and processing Share redemption transactions, making the Fund's investment plans and dividend payment options available, and providing such other information and services in connection with the rendering of personal services and/or the maintenance of Accounts, as the Distributor or the Fund may reasonably request.

     The distribution assistance in connection with the sale of Shares to be rendered by the Distributor and Recipients may include, but shall not be limited to, the following: distributing sales literature and prospectuses other than those furnished to current holders of the Fund's Shares ("Shareholders"), and providing such other information and services in connection with the distribution of Shares as the Distributor or the Fund may reasonably request.


     It may be presumed that a Recipient has provided distribution assistance or administrative support services qualifying for payment under the Plan if it has Qualified Holdings of Shares to entitle it to payments under the Plan. In the event that either the Distributor or the Board should have reason to believe that, notwithstanding the level of Qualified Holdings, a Recipient may not be rendering appropriate distribution assistance in connection with the sale of Shares or administrative support services for Accounts, then the Distributor, at the request of the Board, shall require the Recipient to provide a written report or other information to verify that said Recipient is providing appropriate distribution assistance and/or services in this regard. If the Distributor still is not satisfied, it may take appropriate steps to terminate the Recipient's status as such under the Plan, whereupon such entity's rights as a third-party beneficiary hereunder shall terminate.

   (b) The Distributor shall make service fee payments to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than the minimum period (the "Minimum Holding Period"), if any, to be set from time to time by a majority of the Independent Trustees.

     Alternatively, the Distributor may, at its sole option, make service fee payments ("Advance Service Fee Payments") to any Recipient quarterly, within forty-five (45) days of the end of each calendar quarter, at a rate not to exceed (i) 0.25% of the average during the calendar quarter of the aggregate net asset value of Shares, computed as of the close of business on the day such Shares are sold, constituting Qualified Holdings sold by the Recipient during that quarter and owned beneficially or of record by the Recipient or by its Customers, plus (ii) 0.0625% (0.25% on an annual basis) of the average during the calendar quarter of the aggregate net asset value of Shares computed as of the close of each business day, constituting Qualified Holdings owned beneficially or of record by the Recipient or by its Customers for a period of more than one
   (1) year, subject to reduction or chargeback so that the Advance Service Fee Payments do not exceed the limits on payments to Recipients that are, or may be, imposed by Article III, Section 26, of the NASD Rules of Fair Practice. In the event Shares are redeemed less than one year after the date such Shares were sold, the Recipient is obligated and will repay to the Distributor on demand a pro rata portion of such Advance Service Fee Payments, based on the ratio of the time such shares were held to one (1) year.

     The Advance Service Fee Payments described in part (i) of this paragraph (b) may, at the Distributor's sole option, be made more often than quarterly, and sooner than the end of the calendar quarter. However, no such payments shall be made to any Recipient for any such quarter in which its Qualified Holdings do not equal or exceed, at the end of such quarter, the minimum amount ("Minimum Qualified Holdings"), if any, to be set from time to time by a majority of the Independent Trustees.

     A majority of the Independent Trustees may at any time or from time to time decrease and thereafter adjust the rate of fees to be paid to the Distributor or to any Recipient, but not to exceed the rate set forth above, and/or direct the Distributor to increase or decrease the Maximum Holding Period, the Minimum Holding Period or the Minimum Qualified Holdings. The Distributor shall notify all Recipients of the Minimum Qualified Holdings, Maximum Holding Period and Minimum Holding Period, if any, and the rate of payments hereunder applicable to Recipients, and shall provide each Recipient with written notice within thirty (30) days after any change in these provisions. Inclusion of such provisions or a change in such provisions in a revised current prospectus shall constitute sufficient notice. The Distributor may make Plan payments to any "affiliated person" (as defined in the 1940 Act) of the Distributor if such affiliated person qualifies as a Recipient.

   (c) The Distributor is entitled to retain from the payments described in Section 3(a) the aggregate amount of (i) the Service Fee on Shares outstanding for less than the Minimum Holding Period plus
   (ii) the Asset-Based Sales Charge on Shares outstanding for not more than the Maximum Holding Period, in each case computed as of the close of each business day during that period and subject to reduction or elimination of such amounts under the limits to which the Distributor is, or may become, subject under Article III, Section 26, of the NASD Rules of Fair Practice. The distribution assistance and administrative support services to be rendered by the Distributor in connection with the Shares may include, but shall not be limited to, the following: (i) paying sales commissions to any broker, dealer, bank or other institution that sells Shares, and/or paying such persons Advance Service Fee Payments in advance of, and/or greater than, the amount provided for in Section 3(a) of this Agreement; (ii) paying compensation to and expenses of personnel of the Distributor who support distribution of Shares by Recipients;
   (iii) paying of or reimbursing the Distributor for interest and other borrowing costs on its unreimbursed expenses at the rate paid by the Distributor or, if such amounts are financed by the Distributor from its own resources or by an affiliate, at the rate of 1% per annum above the prime rate (which shall mean the most preferential interest rate on corporate loans at large U.S. money center commercial banks) then being reported in the Eastern edition of the Wall Street Journal (or if such prime rate is no longer so reported, such other rate as may be designated from time to time by the Distributor with the approval of the Independent Trustees); (iv) other direct distribution costs, including without limitation the costs of sales literature, advertising and prospectuses (other than those furnished to current Shareholders) and state "blue sky" registration expenses; and (v) any service rendered by the Distributor that a Recipient may render pursuant to part (a) of this
   Section 3. Such services include distribution and administrative support services rendered in connection with Shares acquired by the Fund (i) by purchase, (ii) in exchange for shares of another investment company for which the Distributor serves as distributor or sub-distributor, or (ii) pursuant to a plan of reorganization to which the Fund is a party. In the event that the Board should have reason to believe that the Distributor may not be rendering appropriate distribution assistance or administrative support services in connection with the sale of Shares, then the Distributor, at the request of the Board, shall provide the Board with a written report or other information to verify that the Distributor is providing appropriate services in this regard.

   (d) Under the Plan, payments may be made to Recipients: (i) by Oppenheimer Management Corporation ("OMC") from its own resources (which may include profits derived from the advisory fee it receives from the Fund), or (ii) by the Distributor (a subsidiary of OMC), from its own resources, from Asset-Based Sales Charge payments or from its borrowings.

4. Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of those persons to be Trustees of the Trust who are not "interested persons" of the Fund ("Disinterested Trustees") shall be committed to the discretion of such Disinterested Trustees. Nothing herein shall prevent the Disinterested Trustees from soliciting the views or the involvement of others in such selection or nomination if the final decision on any such selection and nomination is approved by a majority of the incumbent Disinterested Trustees.

5. Reports. While this Plan is in effect, the Treasurer of the Trust shall provide written reports to the Trust's Board for its review, detailing services rendered in connection with the distribution of the Shares. The reports shall be provided in the frequency requested by the Board, and shall state whether all provisions of Section 3 of this Plan have been complied with.

6. Related Agreements. Any agreement related to this Plan shall be in writing and shall provide that: (i) such agreement may be terminated at any time, without payment of any penalty, by a vote of a majority of the Independent Trustees or by a vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class, on not more than sixty days written notice to any other party to the agreement; (ii) such agreement shall automatically terminate in the event of its assignment (as defined in the 1940 Act); (iii) it shall go into effect when approved by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such agreement; and (iv) it shall, unless terminated as herein provided, continue in effect from year to year only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance.

7. Effectiveness, Continuation, Termination and Amendment. This Plan has been approved by a vote of the Board and its Independent Trustees cast in person at a meeting called on March 16, 1995, for the purpose of voting on this Plan, and shall take effect after approval by Class B shareholders of the Fund, at which time it shall replace the Fund's Distribution and Service Plan and Agreement for the Shares dated February 10, 1994. Unless terminated as hereinafter provided, it shall continue in effect until December 31, 1995 and from year to year thereafter or as the Board may otherwise determine only so long as such continuance is specifically approved at least annually by a vote of the Board and its Independent Trustees cast in person at a meeting called for the purpose of voting on such continuance. This Plan may not be amended to increase materially the amount of payments to be made without approval of the Class B Shareholders, in the manner described above, and all material amendments must be approved by a vote of the Board and of the Independent Trustees. This Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a "majority" (as defined in the 1940 Act) of the Fund's outstanding voting securities of the Class. In the event of such termination, the Board and its Independent Trustees shall determine whether the Distributor shall be entitled to payment from the Fund of all or a portion of the Service Fee and/or the Asset-Based Sales Charge in respect of Shares sold prior to the effective date of such termination.

8. Disclaimer of Shareholder Liability. The Distributor understands that the obligations of the Trust under this Plan are not binding upon any Trustee or shareholder of the Trust personally, but bind only the Trust and the Trust's property. The Distributor represents that it has notice of the provisions of the Declaration of Trust of the Fund disclaiming shareholder and Trustee liability for acts or obligations of the Trust.

                    OPPENHEIMER MULTI-STATE TAX-EXEMPT
                         TRUST for
                    OPPENHEIMER PENNSYLVANIA TAX-EXEMPT FUND


                    By: /s/ Robert G. Zack
                         -----------------------
                        Robert G. Zack, Assistant Secretary





                   OPPENHEIMER FUNDS DISTRIBUTOR, INC.



                 By: /s/ Katherine P. Feld
                    ----------------------------------------
                          Katherine P. Feld, Vice President
                           & Secretary

Oppenheimer Pennsylvania            Proxy for Shareholders Meeting to
Tax-Exempt Fund - Class A Shares    be held May 25, 1995

Your shareholder                    Your prompt response can save your
vote is important!                  Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying envelope,
                               which requires no postage if mailed in
                               the United States.

                               Please detach at perforation before
                               mailing.

Oppenheimer Pennsylvania Tax-Exempt Fund - Class A Shares
Proxy For Shareholders Meeting to be held May 25, 1995

     The undersigned shareholder of Oppenheimer Pennsylvania Tax-Exempt Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held May 25, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
740



Oppenheimer Pennsylvania            Proxy for Shareholders Meeting to
Tax-Exempt Fund - Class A Shares    be held May 25, 1995

Your shareholder                    Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no matter
                               how many shares you own.  A majority of
                               the Fund's shares must be represented in person or by proxy.

                               Please vote your proxy so your Fund can
                               avoid the expense of another mailing.

                               Please detach at perforation before
                               mailing.

1. Approval of proposed changes in fundamental investment policies on investment grade and unrated bonds (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. Approval of proposed changes in fundamental investment policies required by prior law (Proposal No. 2)

    For ____             Against ____            Abstain ____

NOTE:  Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
OVER

                                 Dated: _______________________, 1995
                                        (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this
ballot.
740

Oppenheimer Pennsylvania            Proxy for Shareholders Meeting to
Tax-Exempt Fund - Class B Shares    be held May 25, 1995
Your shareholder                    Your prompt response can save your
vote is important!                  Fund the expense of another mailing.

                               Please mark your proxy on the reverse
                               side, date and sign it, and return it
                               promptly in the accompanying envelope,
                               which requires no postage if mailed in
                               the United States.

                               Please detach at perforation before
                               mailing.

Oppenheimer Pennsylvania Tax-Exempt Fund - Class B Shares
Proxy For Shareholders Meeting to be held May 25, 1995

     The undersigned shareholder of Oppenheimer Pennsylvania Tax-Exempt Fund (the "Fund"), does hereby appoint Robert Bishop, George C. Bowen, Andrew J. Donohue and Scott Farrar, and each of them, as attorneys-in-fact and proxies of the undersigned, with full power of substitution, to attend the Meeting of Shareholders of the Fund to be held May 25, 1995, at 3410 South Galena Street, Denver, Colorado 80231 at 10:00 A.M., Denver time and at all adjournments thereof, and to vote the shares held in the name of the undersigned on the record date for said meeting on the proposals specified on the reverse side. Said attorneys-in-fact shall vote in accordance with their best judgment as to any other matter.

Proxy solicited on behalf of the Board Of Trustees, which recommends a vote FOR each proposal on the reverse side. The shares represented hereby will be voted as indicated on the reverse side or FOR if no choice is indicated.
(over)
741



Oppenheimer Pennsylvania            Proxy for Shareholders Meeting to
Tax-Exempt Fund - Class B Shares    be held May 25, 1995

Your shareholder                    Your prompt response can save your
vote is important!                  Fund money.

                               Please vote, sign and mail your proxy
                               ballot (this card) in the enclosed
                               postage-paid envelope today, no matter
                               how many shares you own.  A majority of
                               the Fund's shares must be represented in person or by proxy. Please vote your proxy so your Fund can avoid the expense of another mailing.

                               Please detach at perforation before
                               mailing.
1. Approval of proposed changes in fundamental investment policies on investment grade and unrated bonds (Proposal No. 1)

    For ____             Against ____            Abstain ____

2. Approval of proposed changes in fundamental investment policies required by prior law (Proposal No. 2)

   For ____             Against ____            Abstain ____

3. Approval of proposed Class B 12b-1 Distribution and Service Plan and Agreement (Proposal No. 3)

    For ____             Against ____            Abstain ____

NOTE:  Please sign exactly as your name(s) appear hereon.  When signing as custodian, attorney, executor, administrator, trustee, etc., please give your full title as such. All joint owners should sign this proxy. If the account is registered in the name of a corporation, partnership or other entity, a duly authorized individual must sign on its behalf and give title.
(Over)
                                 Dated: _______________________, 1995
                                        (Month)      (Day)

                                    ____________________________
                                    Signature(s)

                                    ____________________________
                                    Signature(s)

                                    Please read both sides of this
                                    ballot.